NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                           Prepared for Sample Insured
                Male, Issue Age 45, NonSmoker, Full Underwriting
                                 Issue State: MO

                                                     Coverage Information

CorpExec VUL Face Amount                                                                                $1,000,000

Level Death Benefit Option

                                                  Initial Premium Information

Premium Payment Mode                                                                                          Annual
Planned Annualized Premium                                                                                $12,578.06

                                                      Other Assumptions

Section 7702 Testing Method                                                             Cash Value Accumulation Test
Owner                                                                                                     Individual
Owner Tax Rate                                                                                                   28%

Separate Account Gross Hypothetical Rate of Return                                                             8.00%
Current Fixed Account Rate                                                                                     6.60%
Loan Interest Rate                                                                                             6.00%

          New York Life Brokerage                  Enter Broker Dealer name here              Registered Representative
  11400 Tomahawk Creek Parkway, Suite 200     Enter Broker Dealer street address here                123 Main St
          Leawood, Kansas 66211               Enter Broker Dealer street address here
             (913)  906-4000                            Any City, AK  12345                       Anywhere, KS 44444
                                                                                                     (111) 555-5555

 Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current NYLIAC CorpExec VUL prospectus, and is not valid unless all pages are attached.

        ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC. The purpose of this illustration is to show how the performance of the underlying investment accounts could affect the policy cash value and life insurance benefit. This illustration is hypothetical and may not be used to project or predict investment results. Specifically, the values shown in this illustration reflect hypothetical assumptions as to investment rate of return, premium payment option, life insurance benefit option, face amount, policy transactions and policy changes. The values would be affected by a change in any of these assumptions. The investment rates of return shown in this illustration are hypothetical level annual rates of return. Even if the average rate of return, over a specified period, is the same as the hypothetical rate, actual results will vary due to fluctuations in the actual rates of return. Because this is a flexible premium policy, it is the responsibility of the policyowner to assure that sufficient premiums are paid to keep the policy in force. A policy may terminate due to insufficient premiums and/or poor investment performance. Excessive loans and/or withdrawals may cause the policy to lapse due to insufficient cash surrender values. The assumed net rate of return reflects fees and charges associated with the premium allocations specified by the policyholder. If premium allocations change, the assumed net rate of return will change. Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.

Prepared by Registered Representative           mec 56.300.68 target 47,950.00 15:02:25                         December 19, 2001
for Sample Insured, Male 45 NonSmoker
        This illustration is not valid without all pages, including the Explanation and Footnote Page.             Page 1 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                   Separate Account Expenses as of 12/31/2000

                                                                                 Current Total                         Current
                                                                  Current          Investment       Percent of   Weighted Investment
                                                  Current     Separate Account  Division Charges     Premium      Division Charges
                                                Fund Charge       Charges            (A+B)          Allocation          (CxD)
Separate Account Investment Division                (A)            (B)*               (C)              (D)               (E)
                                                -----------   ----------------  ----------------    ----------   -------------------
MainStay VP Capital Appreciation                   0.63%            0.25%            0.88%            10.00%            0.09%
MainStay VP Cash Management**                      0.52%            0.25%            0.77%            10.00%            0.08%
MainStay VP Convertible                            0.66%            0.25%            0.91%            10.00%            0.09%
MainStay VP Government                             0.60%            0.25%            0.85%            10.00%            0.09%
MainStay VP High Yield Corp Bond                   0.60%            0.25%            0.85%             0.00%            0.00%
MainStay VP International Equity                   1.01%            0.25%            1.26%             0.00%            0.00%
MainStay VP Lord Abbett Dev. Growth                1.07%            0.25%            1.32%             0.00%            0.00%
MainStay VP Mid Cap Core                           0.98%            0.25%            1.23%             0.00%            0.00%
MainStay VP Mid Cap Growth                         0.97%            0.25%            1.22%             0.00%            0.00%
MainStay VP Small Cap Growth                       0.95%            0.25%            1.20%             0.00%            0.00%
MainStay VP Total Return                           0.59%            0.25%            0.84%             0.00%            0.00%
MainStay VP Value                                  0.64%            0.25%            0.89%             0.00%            0.00%
MainStay VP Bond                                   0.51%            0.25%            0.76%            10.00%            0.08%
MainStay VP Growth Equity                          0.50%            0.25%            0.75%            10.00%            0.07%
MainStay VP Indexed Equity                         0.37%            0.25%            0.62%             0.00%            0.00%
MainStay VP Amer Cent Income Gr                    0.90%            0.25%            1.15%             0.00%            0.00%
American Century VP Int'l                          1.65%            0.25%            1.90%             0.00%            0.00%
American Century VP Value                          1.15%            0.25%            1.40%             0.00%            0.00%
MainStay VP Dreyfus Large Co. Value                1.01%            0.25%            1.26%             0.00%            0.00%
Dreyfus IP Technology Growth                       0.84%            0.25%            1.09%             0.00%            0.00%
Dreyfus Small Cap                                  0.79%            0.25%            1.04%             0.00%            0.00%
MainStay VP Eagle Asset Manage Gr Eq               0.80%            0.25%            1.05%             0.00%            0.00%
Alger American Leveraged AllCap                    0.90%            0.25%            1.15%             0.00%            0.00%
Alger American Small Capitalization                0.90%            0.25%            1.15%             0.00%            0.00%
Calvert Social Balanced                            0.88%            0.25%            1.13%             0.00%            0.00%
Fidelity VIP Contrafund                            0.66%            0.25%            0.91%            10.00%            0.09%
Fidelity VIP Equity-Income                         0.56%            0.25%            0.81%            10.00%            0.08%
Fidelity VIP Growth                                0.65%            0.25%            0.90%             0.00%            0.00%
Fidelity VIP Index 500                             0.33%            0.25%            0.58%             0.00%            0.00%
Fidelity VIP Investment Grade Bond                 0.54%            0.25%            0.79%             0.00%            0.00%
Fidelity VIP Mid-Cap                               0.74%            0.25%            0.99%             0.00%            0.00%
Fidelity VIP Overseas                              0.89%            0.25%            1.14%             0.00%            0.00%
Janus Aspen Series Aggressive Growth               0.66%            0.25%            0.91%             0.00%            0.00%
Janus Aspen Series Balanced                        0.66%            0.25%            0.91%            10.00%            0.09%
Janus Aspen Series Worldwide Growth                0.69%            0.25%            0.94%            10.00%            0.09%
Lord Abbett Mid-Cap Value                          1.10%            0.25%            1.35%             0.00%            0.00%

The policy values shown in this illustration reflect the deduction of current charges, which include a sales expense charge, a state tax charge (if applicable), a Federal tax charge (if applicable), current monthly cost of insurance charges, current monthly contract charges, rider charges (if applicable), and Weighted Investment Division charges.

The current Total Investment Division Charges (C) consist of a current Fund Charge (A) and a current Separate Account Charge (B). The Fund Charge reflects the investment advisory fee and other expenses that are deducted from the assets of the portfolios which underlie the Investment Divisions. The Fund Charges vary by Investment Division. The Separate Account Charge reflects a mortality and expense risk charge and an administrative charge. The Separate Account Charge does not vary by Investment Division. The current Weighted Investment Division Charges (E) are weighted according to the Percent of Premium Allocation (D) shown above. This illustration uses the Weighted Charge for Specified Investment Divisions. To determine the hypothetical net rate of return, we deducted the total of the annualized Weighted Investment Division Charges (E) from the annualized hypothetical gross rate of return illustrated.

Please refer to the Prospectus for further information concerning the policy fees and expenses. The Net Rate of Return reflects fees and charges associated with the premium allocations specified above. If the premium allocations change, the Net Rate of Return will change.

* Current, non-guaranteed Separate Account mortality and expense charges are .25% for all policy years. The maximum Separate Account mortality and expense charge is .90% for all years.

** An investment in the Mainstay VP Cash Management is neither insured nor guaranteed by the U.S. Government.

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this. Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.

====================================================================================================================================
Prepared by Registered Representative           mec 56,300.68 target 47,950.00 15:02:25                         December 19, 2001
for Sample Insured, Male 45 NonSmoker
        This illustration is not valid without all pages, including the Explanation and Footnote Page.             Page 2 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                      Separate Account Expenses as of 12/31/2000

MFS Investors Trust                                0.87%            0.25%            1.12%            0.00%            0.00%
MFS New Discovery Series                           1.06%            0.25%            1.31%            0.00%            0.00%
MFS Research                                       0.85%            0.25%            1.10%            0.00%            0.00%
MFS Utilities Series                               0.91%            0.25%            1.16%            0.00%            0.00%
Morgan Stanley Emerg Markets Debt                  1.40%            0.25%            1.65%            0.00%            0.00%
Morgan Stanley Emerg Markets Equity                1.80%            0.25%            2.05%            0.00%            0.00%
Morgan Stanley U.S. Real Estate                    1.10%            0.25%            1.35%            0.00%            0.00%
T. Rowe Price Equity Income                        0.85%            0.25%            1.10%            0.00%            0.00%
T. Rowe Price Limited Term Bond                    0.70%            0.25%            0.95%            0.00%            0.00%

Weighted Charge for Specified Funds:                                                                                   0.85%
Average Charge for All Funds:                                                        1.08%
Weighted Average of NYL portfolio:                                                   0.84%

The policy values shown in this illustration reflect the deduction of current charges, which include a sales expense charge, a state tax charge (if applicable), a Federal tax charge (if applicable), current monthly cost of insurance charges, current monthly contract charges, rider charges (if applicable), and Weighted Investment Division charges.

The current Total Investment Division Charges (C) consist of a current Fund Charge (A) and a current Separate Account Charge (B). The Fund Charge reflects the investment advisory fee and other expenses that are deducted from the assets of the portfolios which underlie the Investment Divisions. The Fund Charges vary by Investment Division. The Separate Account Charge reflects a mortality and expense risk charge and an administrative charge. The Separate Account Charge does not vary by Investment Division. The current Weighted Investment Division Charges (E) are weighted according to the Percent of Premium Allocation (D) shown above. This illustration uses the Weighted Charge for Specified Investment Divisions. To determine the hypothetical net rate of return, we deducted the total of the annualized Weighted Investment Division Charges (E) from the annualized hypothetical gross rate of return illustrated.

Please refer to the Prospectus for further information concerning the policy fees and expenses.
The Net Rate of Return reflects fees and charges associated with the premium allocations specified above. If the premium allocations change, the Net Rate of Return will change.

* Current, non-guaranteed Separate Account mortality and expense charges are .25% for all policy years. The maximum Separate Account mortality and expense charge is .90% for all years.

** An investment in the Mainstay VP Cash Management is neither insured nor guaranteed by the U.S. Government.

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this. Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.

====================================================================================================================================
Prepared by Registered Representative           mec 56,300.68 target 47,950.00 15:02:25                         December 19, 2001
for Sample Insured, Male 45 NonSmoker
        This illustration is not valid without all pages, including the Explanation and Footnote Page.             Page 3 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                        LIFE INSURANCE ILLUSTRATION

                                  Basic Ledger

                                                        Guaranteed Policy Charges
                                                             Separate Account
                                                      Gross Rate of Return of 0.00%
                                                       Net Rate of Return of -1.49%
                                                       Fixed Account Rate of 3.00%
                                                   ----------------------------------
                            Premium     Policy       Cash       Cash        Life
Policy      Gross           Accum at   Loans and     Value    Surrender   Insurance
 Year      Premium            5.0%    Withdrawals     EOY     Value EOY  Benefit EOY

   1        12578            13207           0        5685        7855     1000000
   2        12578            27074           0       11464       14661     1000000
   3        12578            41635           0       16840       20509     1000000
   4        12578            56924           0       21702       25287     1000000
   5        12578            72977           0       26057       29002     1000000
   6        12578            89833           0       29908       31659     1000000
   7        12578           107531           0       33145       33145     1000000
   8        12578           126115           0       36289       36289     1000000
   9        12578           145627           0       38728       38728     1000000
  10        12578           166116           0       40356       40356     1000000
         --------                     --------
Total      125781                            0

  11        12578           187629           0       41067       41067     1000000
  12        12578           210217           0       40866       40866     1000000
  13        12578           233935           0       39643       39643     1000000
  14        12578           258838           0       37397       37397     1000000
  15        12578           284987           0       34010       34010     1000000
  16        12578           312444           0       29360       29360     1000000
  17        12578           341273           0       23203       23203     1000000
  18        12578           371543           0       15397       15397     1000000
  19        12578           403327           0        5674        5674     1000000
  20        12578           436701           0           0           0           0
         --------                     --------
Total      251561                            0

  21            0           458536           0           0           0           0
  22            0           481463           0           0           0           0
  23            0           505536           0           0           0           0
  24            0           530813           0           0           0           0
  25            0           557353           0           0           0           0
  26            0           585221           0           0           0           0
  27            0           614482           0           0           0           0
  28            0           645206           0           0           0           0
  29            0           677466           0           0           0           0
  30            0           711340           0           0           0           0
         --------                     --------
Total      251561                            0

  31            0           746907           0           0           0           0
  32            0           784252           0           0           0           0
  33            0           823465           0           0           0           0
  34            0           864638           0           0           0           0
  35            0           907870           0           0           0           0
  36            0           953263           0           0           0           0
  37            0          1000926           0           0           0           0
  38            0          1050973           0           0           0           0
  39            0          1103521           0           0           0           0
  40            0          1158697           0           0           0           0
         --------                     --------
Total      251561                            0

                   Guaranteed Policy Charges
                       Separate Account
                 Gross Rate of Return of 8.00%
                  Net Rate of Return of 6.39%
                  Fixed Account Rate of 3.00%
           ------------------------------------------
            Cash            Cash             Life
Policy      Value         Surrender        Insurance
 Year        EOY          Value EOY       Benefit EOY

   1          6311            8481          1000000
   2         13236           16433          1000000
   3         20280           23949          1000000
   4         27335           30920          1000000
   5         34405           37350          1000000
   6         41494           43245          1000000
   7         48486           48486          1000000
   8         55946           55946          1000000
   9         63251           63251          1000000
  10         70284           70284          1000000

Total

  11         76925           76925          1000000
  12         83156           83156          1000000
  13         88846           88846          1000000
  14         93966           93966          1000000
  15         98371           98371          1000000
  16        101904          101904          1000000
  17        104281          104281          1000000
  18        105304          105304          1000000
  19        104640          104640          1000000
  20        102028          102028          1000000

Total

  21         84350           84350          1000000
  22         62619           62619          1000000
  23         36220           36220          1000000
  24          4307            4307          1000000
  25             0               0                0
  26             0               0                0
  27             0               0                0
  28             0               0                0
  29             0               0                0
  30             0               0                0

Total

  31             0               0                0
  32             0               0                0
  33             0               0                0
  34             0               0                0
  35             0               0                0
  36             0               0                0
  37             0               0                0
  38             0               0                0
  39             0               0                0
  40             0               0                0

Total

                      Current Policy Charges
                         Separate Account
                  Gross Rate of Return of 8.00%
                   Net Rate of Return of 7.09%
                   Fixed Account Rate of 6.60%
             ------------------------------------------
              Cash            Cash            Life
Policy        Value         Surrender       Insurance
 Year          EOY          Value EOY      Benefit EOY

   1            9891           12030          1000000
   2           20808           23952          1000000
   3           32360           35966          1000000
   4           44550           48072          1000000
   5           57428           60320          1000000
   6           71002           72721          1000000
   7           85238           85238          1000000
   8          100816          100816          1000000
   9          117421          117421          1000000
  10          135124          135124          1000000

Total

  11          153874          153874          1000000
  12          173250          173250          1000000
  13          193256          193256          1000000
  14          213805          213805          1000000
  15          234915          234915          1000000
  16          256886          256886          1000000
  17          278895          278895          1000000
  18          302237          302237          1000000
  19          327058          327058          1000000
  20          353685          353685          1000000

Total

  21          369310          369310          1000000
  22          384126          384126          1000000
  23          399642          399642          1000000
  24          415954          415954          1000000
  25          433362          433362          1000000
  26          452002          452002          1000000
  27          468422          468422          1000000
  28          485347          485347          1000000
  29          502903          502903          1000000
  30          521599          521599          1000000

Total

  31          541612          541612          1000000
  32          558318          558318          1000000
  33          575467          575467          1000000
  34          593239          593239          1000000
  35          612341          612341          1000000
  36          633038          633038          1000000
  37          649731          649731          1000000
  38          667060          667060          1000000
  39          685326          685326          1000000
  40          705483          705483          1000000

Total


This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this. Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.


====================================================================================================================================
Prepared by Registered Representative           mec 56,300.68 target 47,950.00 15:02:25                         December 19, 2001
for Sample Insured, Male 45 NonSmoker
        This illustration is not valid without all pages, including the Explanation and Footnote Page.             Page 4 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                                                       BASIC LEDGER

                                           Guaranteed Policy Charges              Guaranteed Policy Charges
                                               Separate Account                        Separate Account
                                          Gross Rate of Return of 0.00%          Gross Rate of Return of 8.00%
                                          Net Rate of Return of -1.49%            Net Rate of Return of 6.39%
                                          Fixed Account Rate of 3.00%             Fixed Account Rate of 3.00%
                                        ----------------------------------  -----------------------------------
                  Premium     Policy     Cash      Cash          Life        Cash       Cash           Life
Policy   Gross    Accum at   Loans and   Value   Surrender     Insurance     Value    Surrender     Insurance
 Year   Premium     5.0%    Withdrawals   EOY    Value EOY    Benefit EOY     EOY     Value EOY    Benefit EOY

   41         0   1216632           0      0           0            0          0           0            0
   42         0   1277464           0      0           0            0          0           0            0
   43         0   1341337           0      0           0            0          0           0            0
   44         0   1408404           0      0           0            0          0           0            0
   45         0   1478824           0      0           0            0          0           0            0
   46         0   1552765           0      0           0            0          0           0            0
   47         0   1630403           0      0           0            0          0           0            0
   48         0   1711924           0      0           0            0          0           0            0
   49         0   1797520           0      0           0            0          0           0            0
   50         0   1887396           0      0           0            0          0           0            0
        -------              --------
Total    251561                     0

   51         0   1981766           0      0           0            0          0           0            0
   52         0   2080854           0      0           0            0          0           0            0
   53         0   2184897           0      0           0            0          0           0            0
   54         0   2294141           0      0           0            0          0           0            0
   55         0   2408849           0      0           0            0          0           0            0
        -------              --------
Total    251561                     0


                      BASIC LEDGER

                Current Policy Charges
                    Separate Account
              Gross Rate of Return of 8.00%
               Net Rate of Return of 7.09%
               Fixed Account Rate of 6.60%
           ----------------------------------
            Cash       Cash         Life
Policy      Value    Surrender    Insurance
 Year        EOY    Value EOY    Benefit EOY

   41      728012      728012      1000000
   42      744514      744514      1000000
   43      761756      761756      1000000
   44      780315      780315      1000000
   45      801766      801766      1000000
   46      827172      827172      1000000
   47      839029      839029      1000000
   48      851649      851649      1000000
   49      865436      865436      1000000
   50      880541      880541      1000000

Total

   51      897591      897591      1000000
   52      914855      914855      1000000
   53      934123      934123      1000000
   54      960691      960691      1000000
   55     1000993     1000993      1031023

Total

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page  5  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION


                                         LOAN AND WITHDRAWAL DETAIL






                                                                                         Total
              Gross                                                       Total Policy   Policy
Policy       Premium     Annual        Total    Interest Due  Cumulative    Taxable       Tax &   Net Annual
 Year   Age   Amount   Withdrawals  Annual Loan   Company     Loan Amount    Amount      Penalty   Outlay

    1   45    12578           0           0           0            0           0            0       12578
    2   46    12578           0           0           0            0           0            0       12578
    3   47    12578           0           0           0            0           0            0       12578
    4   48    12578           0           0           0            0           0            0       12578
    5   49    12578           0           0           0            0           0            0       12578
    6   50    12578           0           0           0            0           0            0       12578
    7   51    12578           0           0           0            0           0            0       12578
    8   52    12578           0           0           0            0           0            0       12578
    9   53    12578           0           0           0            0           0            0       12578
   10   54    12578           0           0           0            0           0            0       12578
             ------      ------      ------      ------                   ------       ------      ------
Total        125781           0           0           0                        0            0      125781

   11   55    12578           0           0           0            0           0            0       12578
   12   56    12578           0           0           0            0           0            0       12578
   13   57    12578           0           0           0            0           0            0       12578
   14   58    12578           0           0           0            0           0            0       12578
   15   59    12578           0           0           0            0           0            0       12578
   16   60    12578           0           0           0            0           0            0       12578
   17   61    12578           0           0           0            0           0            0       12578
   18   62    12578           0           0           0            0           0            0       12578
   19   63    12578           0           0           0            0           0            0       12578
   20   64    12578           0           0           0            0           0            0       12578
             ------      ------      ------      ------                   ------       ------      ------
Total        251561           0           0           0                        0            0      251561

   21   65        0           0           0           0            0           0            0           0
   22   66        0           0           0           0            0           0            0           0
   23   67        0           0           0           0            0           0            0           0
   24   68        0           0           0           0            0           0            0           0
   25   69        0           0           0           0            0           0            0           0
   26   70        0           0           0           0            0           0            0           0
   27   71        0           0           0           0            0           0            0           0
   28   72        0           0           0           0            0           0            0           0
   29   73        0           0           0           0            0           0            0           0
   30   74        0           0           0           0            0           0            0           0
             ------      ------      ------      ------                   ------       ------      ------
Total        251561           0           0           0                        0            0      251561

   31   75        0           0           0           0            0           0            0           0
   32   76        0           0           0           0            0           0            0           0
   33   77        0           0           0           0            0           0            0           0
   34   78        0           0           0           0            0           0            0           0
   35   79        0           0           0           0            0           0            0           0
   36   80        0           0           0           0            0           0            0           0
   37   81        0           0           0           0            0           0            0           0
   38   82        0           0           0           0            0           0            0           0
   39   83        0           0           0           0            0           0            0           0
   40   84        0           0           0           0            0           0            0           0
             ------      ------      ------      ------                   ------       ------      ------
Total        251561           0           0           0                        0            0      251561


                 LOAN AND WITHDRAWAL DETAIL

                  Current Policy Charges
                     Separate Account
               Gross Rate of Return of 8.00%
                Net Rate of Return of 7.09%
                Fixed Account Rate of 6.60%
              --------------------------------
               Cash      Cash        Life
 Policy        Value   Surrender   Insurance
  Year          EOY    Value EOY  Benefit EOY

     1          9891      12030     1000000
     2         20808      23952     1000000
     3         32360      35966     1000000
     4         44550      48072     1000000
     5         57428      60320     1000000
     6         71002      72721     1000000
     7         85238      85238     1000000
     8        100816     100816     1000000
     9        117421     117421     1000000
    10        135124     135124     1000000

 Total

    11        153874     153874     1000000
    12        173250     173250     1000000
    13        193256     193256     1000000
    14        213805     213805     1000000
    15        234915     234915     1000000
    16        256886     256886     1000000
    17        278895     278895     1000000
    18        302237     302237     1000000
    19        327058     327058     1000000
    20        353685     353685     1000000

 Total

    21        369310     369310     1000000
    22        384126     384126     1000000
    23        399642     399642     1000000
    24        415954     415954     1000000
    25        433362     433362     1000000
    26        452002     452002     1000000
    27        468422     468422     1000000
    28        485347     485347     1000000
    29        502903     502903     1000000
    30        521599     521599     1000000

 Total

    31        541612     541612     1000000
    32        558318     558318     1000000
    33        575467     575467     1000000
    34        593239     593239     1000000
    35        612341     612341     1000000
    36        633038     633038     1000000
    37        649731     649731     1000000
    38        667060     667060     1000000
    39        685326     685326     1000000
    40        705483     705483     1000000

 Total


This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page  6  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                     LOAN AND WITHDRAWAL DETAIL






                                                                                         Total
               Gross                              Interest              Total Policy     Policy
Policy        Premium    Annual       Total         Due     Cumulative     Taxable       Tax &   Net Annual
 Year   Age    Amount  Withdrawals  Annual Loan   Company   Loan Amount    Amount        Penalty   Outlay

   41   85        0           0           0           0            0           0            0           0
   42   86        0           0           0           0            0           0            0           0
   43   87        0           0           0           0            0           0            0           0
   44   88        0           0           0           0            0           0            0           0
   45   89        0           0           0           0            0           0            0           0
   46   90        0           0           0           0            0           0            0           0
   47   91        0           0           0           0            0           0            0           0
   48   92        0           0           0           0            0           0            0           0
   49   93        0           0           0           0            0           0            0           0
   50   94        0           0           0           0            0           0            0           0
             ------      ------      ------      ------                   ------       ------      ------
Total        251561           0           0           0                        0            0      251561

   51   95        0           0           0           0            0           0            0           0
   52   96        0           0           0           0            0           0            0           0
   53   97        0           0           0           0            0           0            0           0
   54   98        0           0           0           0            0           0            0           0
   55   99        0           0           0           0            0           0            0           0
             ------      ------      ------      ------                   ------       ------      ------
Total        251561           0           0           0                        0            0      251561


                  LOAN AND WITHDRAWAL DETAIL

                   Current Policy Charges
                      Separate Account
                Gross Rate of Return of 8.00%
                 Net Rate of Return of 7.09%
                 Fixed Account Rate of 6.60%
              --------------------------------
               Cash      Cash         Life
Policy         Value   Surrender    Insurance
 Year           EOY    Value EOY  Benefit EOY

   41          728012     728012     1000000
   42          744514     744514     1000000
   43          761756     761756     1000000
   44          780315     780315     1000000
   45          801766     801766     1000000
   46          827172     827172     1000000
   47          839029     839029     1000000
   48          851649     851649     1000000
   49          865436     865436     1000000
   50          880541     880541     1000000

Total

   51          897591     897591     1000000
   52          914855     914855     1000000
   53          934123     934123     1000000
   54          960691     960691     1000000
   55         1000993    1000993     1031023

Total

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page  7  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                      EXPENSE SUMMARY







                               Sales                               Cost of      Charges for
Policy             Gross      Expense    Contract     Cost of     Additional       Extra     Sum of All
 Year     Age     Premium     Charge     Charges     Insurance     Benefits       Ratings    Deductions

    1      45       12578       2138         60        1181            0             0          3380
    2      46       12578       1635         60        1389            0             0          3084
    3      47       12578       1635         60        1522            0             0          3217
    4      48       12578       1635         60        1696            0             0          3392
    5      49       12578       1635         60        1866            0             0          3561
    6      50       12578       1635         60        2075            0             0          3770
    7      51       12578       1635         60        2365            0             0          4060
    8      52       12578        755         60        2953            0             0          3767
    9      53       12578        755         60        3027            0             0          3841
   10      54       12578        755         60        3103            0             0          3918
                   ------     ------     ------      ------       ------                     -------
Total              125781      14213        600       21177            0                       35990

   11      55       12578        629         60        3434            0             0          4123
   12      56       12578        629         60        4111            0             0          4800
   13      57       12578        629         60        4828            0             0          5517
   14      58       12578        629         60        5671            0             0          6360
   15      59       12578        629         60        6534            0             0          7222
   16      60       12578        629         60        7146            0             0          7835
   17      61       12578        629         60        8611            0             0          9300
   18      62       12578        629         60        8829            0             0          9518
   19      63       12578        629         60        8998            0             0          9687
   20      64       12578        629         60        8954            0             0          9643
                   ------     ------     ------      ------       ------                     -------
Total              251561      20502       1200       88293            0                      109995

   21      65           0          0         60        9044            0             0          9104
   22      66           0          0         60       10890            0             0         10950
   23      67           0          0         60       11228            0             0         11288
   24      68           0          0         60       11521            0             0         11581
   25      69           0          0         60       11578            0             0         11638
   26      70           0          0         60       11581            0             0         11641
   27      71           0          0         60       14992            0             0         15052
   28      72           0          0         60       15627            0             0         15687
   29      73           0          0         60       16174            0             0         16234
   30      74           0          0         60       16275            0             0         16335
                   ------     ------     ------      ------       ------                     -------
Total              251561      20502       1800      217205            0                      239507

   31      75           0          0         60       16283            0             0         16343
   32      76           0          0         60       20836            0             0         20896
   33      77           0          0         60       21549            0             0         21609
   34      78           0          0         60       22120            0             0         22180
   35      79           0          0         60       22052            0             0         22112
   36      80           0          0         60       21819            0             0         21879
   37      81           0          0         60       27091            0             0         27151
   38      82           0          0         60       27616            0             0         27676
   39      83           0          0         60       27897            0             0         27957
   40      84           0          0         60       27321            0             0         27381
                   ------     ------     ------      ------       ------                     -------
Total              251561      20502       2400      451790            0                      474693


                          EXPENSE SUMMARY

                      Current Policy Charges
                        Separate Account
                   Gross Rate of Return of 8.00%
                    Net Rate of Return of 7.09%
                    Fixed Account Rate of 6.60%
              ---------------------------------------
                Cash         Cash           Life
Policy          Value      Surrender      Insurance
 Year            EOY       Value EOY     Benefit EOY

    1            9891         12030        1000000
    2           20808         23952        1000000
    3           32360         35966        1000000
    4           44550         48072        1000000
    5           57428         60320        1000000
    6           71002         72721        1000000
    7           85238         85238        1000000
    8          100816        100816        1000000
    9          117421        117421        1000000
   10          135124        135124        1000000

Total

   11          153874        153874        1000000
   12          173250        173250        1000000
   13          193256        193256        1000000
   14          213805        213805        1000000
   15          234915        234915        1000000
   16          256886        256886        1000000
   17          278895        278895        1000000
   18          302237        302237        1000000
   19          327058        327058        1000000
   20          353685        353685        1000000

Total

   21          369310        369310        1000000
   22          384126        384126        1000000
   23          399642        399642        1000000
   24          415954        415954        1000000
   25          433362        433362        1000000
   26          452002        452002        1000000
   27          468422        468422        1000000
   28          485347        485347        1000000
   29          502903        502903        1000000
   30          521599        521599        1000000

Total

   31          541612        541612        1000000
   32          558318        558318        1000000
   33          575467        575467        1000000
   34          593239        593239        1000000
   35          612341        612341        1000000
   36          633038        633038        1000000
   37          649731        649731        1000000
   38          667060        667060        1000000
   39          685326        685326        1000000
   40          705483        705483        1000000

Total

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page  8  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                         EXPENSE SUMMARY







                               Sales                             Cost of      Charges for
Policy             Gross      Expense    Contract    Cost of    Additional       Extra      Sum of All
 Year     Age     Premium     Charge     Charges    Insurance    Benefits       Ratings     Deductions

   41      85           0          0         60       26411            0             0         26471
   42      86           0          0         60       33757            0             0         33817
   43      87           0          0         60       34169            0             0         34229
   44      88           0          0         60       34077            0             0         34137
   45      89           0          0         60       32554            0             0         32614
   46      90           0          0         60       30204            0             0         30264
   47      91           0          0         60       44998            0             0         45058
   48      92           0          0         60       45070            0             0         45130
   49      93           0          0         60       44804            0             0         44864
   50      94           0          0         60       44471            0             0         44531
                   ------     ------     ------     -------       ------                    --------
Total              251561      20502       3000      822306            0                      845809

   51      95           0          0         60       43621            0             0         43681
   52      96           0          0         60       44572            0             0         44632
   53      97           0          0         60       43803            0             0         43863
   54      98           0          0         60       38044            0             0         38104
   55      99           0          0         60       26687            0             0         26747
                   ------     ------     ------     -------       ------                    --------
Total              251561      20502       3300     1019033            0                     1042835


           EXPENSE SUMMARY

               Current Policy Charges
                 Separate Account
            Gross Rate of Return of 8.00%
             Net Rate of Return of 7.09%
             Fixed Account Rate of 6.60%
        ---------------------------------------
          Cash         Cash           Life
Policy    Value      Surrender      Insurance
 Year     EOY        Value EOY     Benefit EOY

   41    728012        728012        1000000
   42    744514        744514        1000000
   43    761756        761756        1000000
   44    780315        780315        1000000
   45    801766        801766        1000000
   46    827172        827172        1000000
   47    839029        839029        1000000
   48    851649        851649        1000000
   49    865436        865436        1000000
   50    880541        880541        1000000

Total

   51    897591        897591        1000000
   52    914855        914855        1000000
   53    934123        934123        1000000
   54    960691        960691        1000000
   55   1000993       1000993        1031023

Total


This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page  9  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                          INTERNAL RATE OF RETURN

                                                                                             Current Policy Charges
                                                                                   Separate Account Gross Rate of Return of 8.00%
                                                                                           Net Rate of Return of 7.09%
                                                                                           Fixed Account Rate of 6.60%
                                                                               ----------------------------------------------------
 End of                   Policy      Internal Rate         Internal Rate         Cash              Cash                Life
 Policy        Age          Net       of Return Upon          of Return           Value           Surrender           Insurance
  Year         BOY        Outlay      Surrender EOY         at Death EOY           EOY            Value EOY          Benefit EOY
     1          45         12578            -4.36%            7850.35%             9891              12030             1000000
     2          46         12578            -3.23%             743.05%            20808              23952             1000000
     3          47         12578            -2.38%             291.96%            32360              35966             1000000
     4          48         12578            -1.81%             166.85%            44550              48072             1000000
     5          49         12578            -1.39%             112.21%            57428              60320             1000000
     6          50         12578            -1.06%              82.49%            71002              72721             1000000
     7          51         12578            -0.81%              64.11%            85238              85238             1000000
     8          52         12578             0.05%              51.74%           100816             100816             1000000
     9          53         12578             0.73%              42.92%           117421             117421             1000000
    10          54         12578             1.30%              36.34%           135124             135124             1000000
                         -------
Total                     125781

    11          55         12578             1.77%              31.27%           153874             153874             1000000
    12          56         12578             2.10%              27.25%           173250             173250             1000000
    13          57         12578             2.36%              24.00%           193256             193256             1000000
    14          58         12578             2.55%              21.33%           213805             213805             1000000
    15          59         12578             2.69%              19.09%           234915             234915             1000000
    16          60         12578             2.81%              17.20%           256886             256886             1000000
    17          61         12578             2.89%              15.58%           278895             278895             1000000
    18          62         12578             2.97%              14.17%           302237             302237             1000000
    19          63         12578             3.05%              12.95%           327058             327058             1000000
    20          64         12578             3.14%              11.88%           353685             353685             1000000
                         -------
Total                     251561

    21          65             0             3.24%              11.04%           369310             369310             1000000
    22          66             0             3.30%              10.30%           384126             384126             1000000
    23          67             0             3.35%               9.64%           399642             399642             1000000
    24          68             0             3.40%               9.06%           415954             415954             1000000
    25          69             0             3.44%               8.54%           433362             433362             1000000
    26          70             0             3.49%               8.08%           452002             452002             1000000
    27          71             0             3.49%               7.66%           468422             468422             1000000
    28          72             0             3.51%               7.28%           485347             485347             1000000
    29          73             0             3.51%               6.93%           502903             502903             1000000
    30          74             0             3.52%               6.62%           521599             521599             1000000
                         -------
Total                     251561

This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page 10  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

CORPEXEC VUL                                         LIFE INSURANCE ILLUSTRATION

                                                  INTERNAL RATE OF RETURN

                                                                                                Current Policy Charges
                                                                                    Separate Account Gross Rate of Return of 8.00%
                                                                                              Net Rate of Return of 7.09%
                                                                                              Fixed Account Rate of 6.60%
                                                                                  -------------------------------------------------
 End of                   Policy        Internal Rate        Internal Rate          Cash              Cash                Life
 Policy       Age           Net         of Return Upon        of Return             Value           Surrender           Insurance
  Year        BOY         Outlay        Surrender EOY        at Death EOY           EOY             Value EOY          Benefit EOY

    31         75              0               3.53%               6.32%           541612             541612             1000000
    32         76              0               3.52%               6.06%           558318             558318             1000000
    33         77              0               3.50%               5.81%           575467             575467             1000000
    34         78              0               3.48%               5.58%           593239             593239             1000000
    35         79              0               3.47%               5.37%           612341             612341             1000000
    36         80              0               3.47%               5.18%           633038             633038             1000000
    37         81              0               3.44%               5.00%           649731             649731             1000000
    38         82              0               3.41%               4.83%           667060             667060             1000000
    39         83              0               3.39%               4.67%           685326             685326             1000000
    40         84              0               3.38%               4.51%           705483             705483             1000000
                         -------
Total                     251561

    41         85              0               3.38%               4.38%           728012             728012             1000000
    42         86              0               3.34%               4.25%           744514             744514             1000000
    43         87              0               3.31%               4.12%           761756             761756             1000000
    44         88              0               3.28%               4.01%           780315             780315             1000000
    45         89              0               3.27%               3.89%           801766             801766             1000000
    46         90              0               3.27%               3.79%           827172             827172             1000000
    47         91              0               3.22%               3.69%           839029             839029             1000000
    48         92              0               3.18%               3.59%           851649             851649             1000000
    49         93              0               3.14%               3.50%           865436             865436             1000000
    50         94              0               3.10%               3.42%           880541             880541             1000000
                         -------
Total                     251561

    51         95              0               3.07%               3.34%           897591             897591             1000000
    52         96              0               3.05%               3.26%           914855             914855             1000000
    53         97              0               3.03%               3.18%           934123             934123             1000000
    54         98              0               3.03%               3.11%           960691             960691             1000000
    55         99              0               3.05%               3.11%          1000993            1000993             1031023
                         -------
Total                     251561



This policy as illustrated has been checked for all years and is NOT a Modified Endowment Contract. Any future premiums, or face amount or rider changes could affect this.
Results shown are based on hypothetical rates of return which are not guaranteed. Actual results will vary.
Your producer must be a Registered Representative to present this illustration and sell this product. This illustration must be preceded or accompanied by a current CorpExec VUL prospectus package and is not valid unless all pages are attached.
ISSUED BY NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND DISTRIBUTED BY NYLIFE DISTRIBUTORS, INC.
A zero in the Life Insurance Benefit column signifies that under the interest and mortality assumptions shown, the policy will terminate in the first year in which the zero appears unless additional premiums are paid.
The values in all columns are assumed to be beginning of year values unless otherwise stated as end of year (EOY) values.

=================================================================================================================================
Prepared by Registered Representative                  mec 56,300.68 target 47,950.00 15:02:25                  December 19, 2001
for Sample Insured, Male, 45, NonSmoker
              This illustration is not valid without all pages, including the Explanation and Footnote Page.      Page 11  of  14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                        LIFE INSURANCE ILLUSTRATION

                            Explanation and Footnote Page

ABOUT YOUR ILLUSTRATION - This illustration relates to a flexible premium CorpExec VUL insurance policy ("Policy") offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The Policy provides insurance protection for group or sponsored arrangements. Group arrangements include those in which a trustee or an employer, for example, purchases Policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Policies to its employees or retirees on an individual basis. The Policy offers flexible premium payments, a choice of three death benefit options, a choice at issue only of Internal Revenue Code (IRC)
Section 7702 tests (the Cash Value Accumulation Test and the Guideline Premium
Test), loan and partial withdrawal privileges, increases (subject to underwriting) and decreases to the Policy's face amount of life insurance, additional benefits through the use of optional riders, a guaranteed minimum death benefit, and a choice of premium allocation alternatives, including thirty variable investment divisions and a guaranteed interest option.

SUPPLEMENTARY TERM RIDER - The optional Supplementary Term Rider ("STR") is an additional benefit that is subject to the terms of both the policy and the rider. The STR, when combined with the base Policy's death benefit, will allow you to maintain a level target face amount where the STR death benefit decreases or increases as the Policy's life insurance benefit increases or decreases, respectively. The target face amount is equal to the sum of the Policy's base face amount and the STR face amount. The Policy can be designed to include a term death benefit up to 10 times the base Policy's death benefit.

TERM RIDER VS. BASE POLICY COVERAGE - You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider.

Cost of Insurance Charges: The cost of insurance rates are different under the base policy coverage than under the term rider. These rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six policy years. Beginning in year seven, the cost of insurance rates under the term rider are higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and also on the policy's actual investment performance. If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the length of time you plan to hold the policy. Please ask your registered representative to review your various options.

FREE-LOOK PERIOD - Generally within 20 days after delivery, the Policy can be returned to the Corporation or to the Registered Representative through whom it was purchased, for a full refund under the terms of the Policy. The entire initial premium payment is allocated to the General Account until 20 days after the Policy's date of issue and is then reallocated to the Investment Divisions of the Separate Account and the Fixed Account in accordance with the policyowner's election. Amounts shown in this illustration will vary based on the allocation.

ILLUSTRATED POLICY VALUES - This illustration of Policy values is not a part of the Policy and does not constitute a contract. This illustration must be preceded or accompanied by a current CorpExec VUL Prospectus and updating supplements (if any) containing detailed information about the Policy, including a discussion of all charges and expenses. You should carefully read and retain the prospectus and any supplements. Additional copies of the current prospectus are available upon request from your Registered Representative. All values reflect timely payments of modal premiums. Changes in these assumptions will affect the illustrated values.

THIS ILLUSTRATION SHOWS POLICY VALUES USING THE ASSUMPTIONS DETERMINED BY YOU AND YOUR REGISTERED REPRESENTATIVE AS TO THE INVESTMENT RATE OF RETURN, PREMIUM PAYMENTS, LIFE INSURANCE BENEFIT OPTION, FACE AMOUNT, IRC SECTION 7702 TEST, POLICY TRANSACTIONS, AND POLICY CHANGES. THE VALUES COULD BE AFFECTED BY INCREASING, DECREASING OR MAKING UNSCHEDULED PREMIUM PAYMENTS, OR BY ANY LOAN OR PARTIAL WITHDRAWAL OR BY TRANSFERS AMONG PREMIUM ALLOCATION ALTERNATIVES. Unless otherwise indicated, the illustrated values are end of the Policy year values. The cash surrender value is the accumulation value less any surrender charges, any first year monthly contract charges and any

   This illustration is not valid without all pages, including the Explanation and Footnote Page.                    Page 12 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                        LIFE INSURANCE ILLUSTRATION

Policy debt.

ALLOCATION OF PREMIUM PAYMENTS - The Policy allows net premium payments to be allocated to thirty of the various Separate Account Investment Divisions and the Fixed Account at any given time. THE POLICY ALSO ALLOWS TRANSFERS AMONG THE VARIOUS INVESTMENT DIVISIONS AND/OR TO THE FIXED ACCOUNT. However, transfers from the Fixed Account are limited; transfers to the Fixed Account may be limited. See the Prospectus for more details. Amounts in the Fixed Account are part of NYLIAC's General Account. NYLIAC guarantees the amount in the Fixed Account will earn a minimum interest rate of 3.00%. Amounts allocated to an Investment Division are part of a Separate Account. The Investment Divisions of the Separate Account do not guarantee a minimum rate of investment return or protect against asset depreciation.

ILLUSTRATED RATE OF RETURN - The hypothetical net rate of return illustrated reflects a reduction from the gross rate of return of the Mortality and Expense Risk charge of 0.25% (0.90% guaranteed) and the Weighted Charge for the Specified Investment Divisions, which vary with the Investment Divisions selected by the policyowner.

The hypothetical investment rates of return shown in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and depend on a number of factors, including the allocation of premium payments made by a policyowner and the investment experience of each Investment Division. The death benefit, cash value and cash surrender value will differ if the actual rates of return fluctuate above or below the average rate of return shown in individual Policy years even though the average was achieved over time, or if loans or partial withdrawals not shown were taken. THE DURATION OF COVERAGE, THE AMOUNT OF ANY VARIABLE DEATH BENEFIT OR CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. No representation can be made by NYLIAC or the Investment Divisions of the Separate Account that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

POLICY CHARGES AND EXPENSES - The accompanying illustration reflects the deduction of all charges under the Policy. The illustrated values reflect the deduction of underlying fund expenses, WHICH ARE BASED ON A WEIGHTED AVERAGE OF CHARGES FOR EACH PORTFOLIO TO WHICH THE CASH VALUE IS ALLOCATED (SEE THE SEPARATE ACCOUNT FUND EXPENSES PAGE FOR THE SPECIFIED ALLOCATION). In addition, the illustrated values reflect a sales expense charge of 13.75% of each premium paid up to the Target Premium and 1.25% of each premium paid in excess of the Target Premium in policy year 1; 9.75% of each premium paid up to the Target Premium and .75% of each premium paid in excess of the Target Premium in policy years 2-7; 2.75% of each premium paid up to the Target Premium and .25% of each premium paid in excess of the Target Premium in policy years 8-10; and 1.75% of each premium paid up to the Target Premium and .25% of each premium paid in excess of the Target Premium in policy years 11+. The maximum sales expense charge is 14.00% of each premium paid up to the Target Premium and 3.00% of each premium paid in excess of the Target Premium in policy year 1; 10.00% of each premium paid up to the Target Premium and 3.00% of each premium paid in excess of the Target Premium in policy years 2-7; 5.00% of each premium paid up to the Target Premium and 3.00% of each premium paid in excess of the Target Premium in policy years 8+. In addition, a state tax (if applicable) of 2.00% of each premium paid up to the Target Premium and 2% of each premium paid in excess of the Target Premium; a federal tax charge (if applicable) of 1.25% of each premium paid up to the Target Premium and 1.25% of each premium paid in excess of the Target Premium; current monthly cost of insurance charges which are calculated by multiplying the net amount at risk (the difference between the current life insurance benefit and the policy's cash value) by the current monthly cost of insurance rates; rider charges (if applicable); and current annual contract charges of $60 (guaranteed annual charge of $108) applied monthly are deducted. Lastly, we deduct on a daily basis a mortality and expense risk charge from the assets in the separate account. This mortality and expense risk charge is 0.25% on an annualized basis in all policy years (0.90% guaranteed maximum in all years). See your prospectus for further details and information on the other charges made against the underlying portfolios. Separate Account values are not guaranteed either as to principal or interest.

ALTERNATE CASH SURRENDER VALUE - The Alternate Cash Surrender Value ("ACSV") is equal to the Cash Value of the policy plus the Deferred Premium Load Account. You can apply to receive the ACSV if every policy owned by you and which is a part of this policy series is surrendered at the same time, and no partial withdrawal or loan has been taken from this policy. The reference to "policy series" means all policies you own. The ACSV is not available to support Monthly Deduction charges or for purposes of a loan or partial withdrawal.

DEFERRED PREMIUM LOAD ACCOUNT - The Deferred Premium Load Account on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to
(a) multiplied by (b), where (a) is the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge; and (b) is (i) divided by (ii), where (i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and (ii) equals 72. The value of the Deferred Premium Load Account is zero on or after the 7th Policy Anniversary, upon partial withdrawal or loan being taken from the policy, or upon lapse of the policy.

PARTIAL WITHDRAWALS - Partial withdrawals may be taken from the policy's cash surrender value at any time within limits. The minimum amount for a partial withdrawal is $500. A withdrawal fee of $25 will be deducted from the remaining value each time a partial withdrawal is taken.

   This illustration is not valid without all pages, including the Explanation and Footnote Page.                  Page 13 of 14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
CORPEXEC VUL                                        LIFE INSURANCE ILLUSTRATION

LOANS AND LOAN INTEREST - Loans may be taken up to 90% of the policy's cash surrender value. The current effective annual loan interest rate is 6.00%, paid in arrears. The policy will be used as collateral to secure the loan. That portion of the cash value which equals the amount of any unpaid loan will be credited with an interest rate currently equal to 5.00% during policy years 1-10, 5.50% during policy years 11-15, and 5.75% thereafter.

INTERNAL RATE OF RETURN - The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premium payments could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premium payments could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premium payments are assumed to be paid at the beginning of each policy year.

CASH VALUE ACCUMULATION TEST - Under current Federal law, section 7702 of the Internal Revenue Code, this Policy will qualify as a life insurance policy under the cash value accumulation test.

TAXATION OF A MODIFIED ENDOWMENT CONTRACT - This policy as illustrated has been checked for all years and is not a modified endowment. Any future premium, face amount or rider changes could affect this.

If at any time during the first 7 policy years, or within 7 policy years of a material change, the cumulative premium payments exceed the cumulative modified endowment premium, this Policy will be deemed a modified endowment contract and subsequent distributions, including loans and partial withdrawals, will be includable in taxable income to the extent there is gain in the contract. In addition, a 10% tax penalty may be assessed on distributions prior to age 59 1/2.

This illustration is not to be relied upon for tax advice. Please consult your tax and legal advisors. THE TAX STATUS OF THE POLICY AS IT APPLIES TO THE POLICYOWNER SHOULD BE REVIEWED EACH YEAR.

  This illustration is not valid without all pages, including the Explanation and Footnote Page.                    Page 14 of 14